SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Thomas R. Phillips, Esq.
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: May 31, 2016
Date of reporting period: May 31, 2016

1. Report to Shareowners

(Logo Omitted)

Amana Mutual Funds Trust

Annual Report

May 31, 2016	Income Fund AMANX | AMINX Growth Fund AMAGX | AMIGX Developing World Fund AMDWX | AMIDX Participation Fund AMAPX | AMIPX

Performance Summary (as of June 30, 2016)

(unaudited)

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Amana Income Fund Investor Shares (AMANX)	5.48%	9.67%	9.16%	8.26%	1.13%
Amana Income Fund Institutional Shares (AMINX)	5.75%	n/a	n/a	n/a	0.88%
Amana Growth Fund Investor Shares (AMAGX)	3.96%	11.24%	8.94%	7.93%	1.08%
Amana Growth Fund Institutional Shares (AMIGX)	4.24%	n/a	n/a	n/a	0.83%
Amana Developing World Fund Investor Shares (AMDWX)	-3.44%	-2.59%	-2.14%	n/a	1.54%
Amana Developing World Fund Institutional Shares (AMIDX)	-3.23%	n/a	n/a	n/a	1.24%
Amana Participation Fund Investor Shares (AMIPX)	n/a	n/a	n/a	n/a	1.10%
Amana Participation Fund Institutional Shares (AMIPX)	n/a	n/a	n/a	n/a	0.85%

Morningstar™ Ratings²	Overall	3 Year	5 Year	10 Year
Amana Income Fund — "Large Blend" Category
Investor Shares (AMANX)	★★★★	★★★	★★★	★★★★★
Institutional Shares (AMINX)	☆☆☆☆	☆☆☆	☆☆☆	☆☆☆☆☆
Number of Funds in Category	1,392	1,392	1,206	895
Amana Growth Fund — "Large Growth" Category
Investor Shares (AMAGX)	★★★★	★★★	★★★	★★★★
Institutional Shares (AMIGX)	☆☆☆☆	☆☆☆☆	☆☆☆	☆☆☆☆☆
Number of Funds in Category	1,483	1,483	1,289	931
Amana Developing World Fund — "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	★★★★	★★★	★★★★	n/a
Institutional Shares (AMIDX)	☆☆☆☆	☆☆☆	☆☆☆☆	n/a
Number of Funds in Category	590	590	416	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may increase risk.

The Amana Participation Fund began operations September 28, 2015. Shares of the Participation Fund redeemed within 182 calendar days are subject to a 2% redemption fee.

A note about risk: Please see the Notes to Financial Statements beginning on page 39 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus which is dated September 28, 2015, and incorporates results for the fiscal year ended May 31, 2015. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent calendar quarter-end performance rather than performance through the Funds' most recent fiscal period.

² Source: Morningstar June 30, 2016. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating metrics. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	Annual Report May 31, 2016

Fellow Shareowners:

Major equity markets were varied for the fiscal year ended May 31, 2016. Total return for the S&P 500 Index was 1.72% but the broader Dow Jones Islamic Market World Index fell -2.28%. Smaller US companies were weak, with the Russell 2000 Index down -5.98%. Foreign markets were even more difficult, with the MSCI Emerging Markets Index off -17.63%.

The Amana fund portfolios performed respectfully compared to these domestic and foreign indices, which do not have operating expenses. Amana Growth Investor Shares gained 1.06%, Amana Income Investor Shares returned 0.81%, and Amana Developing World Investor Shares declined -8.32% for the fiscal year. As expected, lower expenses allowed the Institutional class shares to post slightly better returns: Amana Growth 1.31%, Amana Income 1.06%, and Amana Developing World -8.00%.

The Amana Funds follow Islamic principles, which preclude most investments in the banking and financial sectors. We favor companies with low debt levels and strong balance sheets.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the recognition that Amana has received for long-term performance is so important to our shareowners. As of June 30, 2016, Morningstar has awarded six of the eight Amana fund share classes (those with at least three years of history) an overall 4-star performance rating, based upon their 3, 5, and 10 year returns.

Furthermore, as of June 30 Amana Income and Amana Growth maintained strong long-term rankings in their respective mutual fund categories. Amana Income Investor Shares ranked 43rd (out of 895 similar funds) in Morningstar's 'Large Blend' category for 10-year performance. Amana Growth Investor Shares ranked 288th (out of 931 similar funds) in the 'Large Growth' category for 10-year performance.

Please refer to each Fund's "Performance Summary" details on pages 2 and 6.

Institutional Shares

Without 12b-1 distribution expenses and related services, lower-cost Institutional Shares are recommended to all shareowners who meet the requirements. During the past year, the Trust's total number of Investor Shares declined while the number of Institutional Shares outstanding grew sharply. By May 31, 2016, assets in Amana's Institutional Shares totaled more than $713 million – a jump of 115% for the year.

Amana Participation Fund Begins Operations

Last year the Trustees approved a fourth Amana mutual fund portfolio called the Amana Participation Fund, which began operations on September 28, 2015. The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. During the period since inception, the Investor Shares returned 0.91% and the Institutional Shares returned 1.10%.

The new Fund invests primarily in income-producing notes and certificates issued by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles - commonly known as "sukuk." While the risks of investing in foreign debt issues are material, we believe the Amana Participation Fund offers investors seeking exposure to Islamic fixed income an excellent opportunity. The Fund may be especially appealing to investors seeking a balance to the other three Amana Funds, which invest only in equity securities. Its current Schedule of Investments is found on pages 34 and 35.

Amana Income Fund — 30 Years of Solid Investing

On June 23, 1986, thirty years ago, Amana Income Fund began operations, under the management of Unified Management Corporation of Indianpolis. Three years later, in December 1989, the Fund's shareowners approved Saturna Capital Corporation as its investment adviser, administrator, and servicing agent. From inception to June 23, 2016 – for thirty years – the Fund provided its shareowners with an average annual return of 8.60% (net of expenses).

Annual Report May 31, 2016	3

Mr. Nicholas Kaiser became the portfolio manager, and he continues to serve the Fund in that position today. During those years, and looking forward to eventual retirement, he has built a personal investment of more than $3 million in Amana Income Fund shares.

As a group, the five Amana trustees are solidly committed to investing in Amana mutual funds. Including their affiliated accounts, they currently have over $14 million invested in the four mutual funds of the Trust.

Morningstar Awards Amana Top Sustainability Ratings

The Morningstar Sustainability Rating™ for funds premiered in March (see details on next page), giving investors across the globe a way to compare mutual fund portfolios based on a an independent measure of sustainability. The Morningstar ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research.

Income Fund ranked in the first percentile of 1,411 funds in its category, and Growth Fund likewise ranked in the first percentile of 1,467 funds in its category. Developing World Fund ranked in the 19th percentile of 591 funds in its category.

We believe the high ratings the Amana funds received provide strong evidence of the linkage between Islamic and sustainable investing. Investors are cautioned however, that more than 100 vendors offer "sustainable" investments data, and that no accepted global measurement yet exists.

Respectfully,

(Photo Omitted)

Nicholas Kaiser,
President & Portfolio Manager

(Photo Omitted)

M. Yaqub Mirza,
Independent Board Chairman

Amana Funds Portfolio Management
(photo omitted)	Nicholas Kaiser MBA, CFA® Amana Income Fund, Amana Growth Fund Portfolio Manager Amana Developing World Fund Deputy Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Amana Participation Fund Portfolio Manager
(photo omitted)	Scott Klimo CFA® Amana Developing World Fund Portfolio Manager Amana Income Fund, Amana Growth Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Amana Participation Fund Deputy Portfolio Manager

4	Annual Report May 31, 2016

Morningstar Sustainability Ratings™

As of May 31, 2016

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ – here are the rated Amana fund's fiscal year-end results:

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

Amana Income Fund	Amana Growth Fund
Investor Shares (AMANX) Institutional Shares (AMINX)	Investor Shares (AMAGX) Institutional Shares (AMIGX)
Among 1,411 Large Blend Funds	Among 1,467 Large Growth Funds

Amana Developing World Fund
Investor Shares (AMDWX) Institutional Shares (AMIDX)
Among 591 Diversified Emerging Markets Funds

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

©2016 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings and Portfolio Sustainability Scores are as of May 31, 2016. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund 97%

Amana Growth Fund 98%

Amana Developing World Fund 70%

The Morningstar Portfolio Sustainability Scores and Morningstar Sustainability Ratings are new and it is anticipated that Morningstar will issue the scores and ratings monthly. The Fund's portfolio is actively managed and is subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance.

The Amana Participation Fund has not yet received a Morningstar Sustainability Rating.

Annual Report May 31, 2016	5

Performance Summary (as of May 31, 2016)

(unaudited)

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Amana Income Fund Investor Shares (AMANX)	0.81%	8.26%	8.53%	8.05%	1.13%
Amana Income Fund Institutional Shares (AMINX)	1.06%	n/a	n/a	n/a	0.88%
Amana Growth Fund Investor Shares (AMAGX)	1.06%	10.38%	8.47%	7.78%	1.08%
Amana Growth Fund Institutional Shares (AMIGX)	1.31%	n/a	n/a	n/a	0.83%
Amana Developing World Fund Investor Shares (AMDWX)	-8.32%	-4.63%	-2.68%	n/a	1.54%
Amana Developing World Fund Institutional Shares (AMIDX)	-8.00%	n/a	n/a	n/a	1.24%
Amana Participation Fund Investor Shares (AMIPX)	n/a	n/a	n/a	n/a	1.10%
Amana Participation Fund Institutional Shares (AMIPX)	n/a	n/a	n/a	n/a	0.85%

Morningstar™ Ratings²	Overall	3 Year	5 Year	10 Year
Amana Income Fund — "Large Blend" Category
Investor Shares (AMANX)	★★★★	★★★	★★	★★★★★
Institutional Shares (AMINX)	☆☆☆☆	☆☆☆	☆☆☆	☆☆☆☆☆
Number of Funds in Category	1,411	1,411	1,232	913
Amana Growth Fund — "Large Growth" Category
Investor Shares (AMAGX)	★★★	★★★	★★	★★★★
Institutional Shares (AMIGX)	☆☆☆☆	☆☆☆	☆☆☆	☆☆☆☆
Number of Funds in Category	1,467	1,467	1,288	932
Amana Developing World Fund — "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	★★★★	★★★★	★★★★	n/a
Institutional Shares (AMIDX)	☆☆☆☆	☆☆☆☆	☆☆☆☆	n/a
Number of Funds in Category	591	591	420	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may increase risk.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus which is dated September 28, 2015, and incorporates results for the fiscal year ended May 31, 2015. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent calendar quarter-end performance rather than performance through the Funds' most recent fiscal period.

² Source: Morningstar May 31, 2016. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating metrics. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

6	Annual Report May 31, 2016

Amana Income Fund: Performance Summary

Average Annual Returns (as of May 31, 2016)

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMANX)	0.81%	8.53%	8.05%	1.13%
Institutional Shares (AMINX)²	1.06%	n/a	n/a	0.88%
S&P 500 Index	1.72%	11.65%	7.40%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2006, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $21,684 versus $20,440 in the Index. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 28, 2015, and incorporates results for the fiscal year ended May 31, 2015. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

² Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Illinois Tool Works	4.1%	Large Pharma	17.8%	█
Bristol-Myers Squibb	3.7%	Household Products	8.3%	█
Eli Lilly	3.6%	Packaged Food	7.5%	█
Honeywell International	3.5%	Specialty Chemicals	6.6%	█
3M	3.4%	Basic & Diversified Chemicals	5.2%	█
PPG Industries	3.3%	Semiconductor Devices	4.1%	█
Colgate-Palmolive	3.3%	Industrial Machinery	4.1%	█
Nike, Class B	3.3%	Commercial & Residential Building Equipment & Systems	3.5%	█
Pfizer	3.1%	Containers & Packaging	3.4%	█
Microsoft	3.1%	Apparel, Footwear & Accessory Design	3.3%	█
		Infrastructure Software	3.1%	█
		Automotive Retailers	3.0%	█
		Measurement Instruments	2.9%	█
		Non Wood Building Materials	2.7%	█
		Rail Freight	2.5%	█
		Flow Control Equipment	2.5%	█
		Courier Services	2.4%	█
		Other industries < 2%	13.5%	█
		Other assets (net of liabilities)	3.6%	█

Annual Report May 31, 2015	7

Amana Income Fund: Discussion of Fund Performance

Fiscal Year 2016

For the fiscal year ended May 31, 2016, the Amana Income Fund Investor Shares returned 0.81% (versus 5.94% the year before). Reflecting its lower expense structure, Amana Income Fund Institutional Shares returned 1.06% for the year. Both slightly underperformed the broad S&P 500 Index, up 1.72%, and outperformed the large-cap Russell 1000 Value Index, down -0.07%.

Amana Income Investor Shares paid qualified income dividends totaling 65¢ per share, and the Institutional Shares paid 77¢ per share in qualified income dividends. Careful attention kept the expense ratio in check: 1.14% for Investor Shares and 0.89% for Institutional Shares. Redemptions exceeded purchases for the year, and Fund total net assets decreased -14.92% during fiscal 2016.

For the 10 years ended May 31, 2016, the Investor Shares provided an annualized total return of 8.05%. This ranked 23rd of the 206 funds surviving in its Lipper "Equity Income" Category peer group. Also for the 10 years ended May 31, 2016, the Investor Shares ranked 62nd of the 913 funds surviving in Morningstar's "Large Blend" Category peer group, earning an above-average 5-star performance ranking.

Factors Affecting Past Performance

During the year, markets generally stalled as monetary stimulus became less effective. Amana Income Fund follows a conservative investing strategy that has served investors well over the years, buying only dividend-paying equity securities, focusing on financially strong companies. Avoiding leveraged and financial stocks and all bonds again reduced risks during the year, as the market's focus changed to slower growth, possible recessions, and growing financial sector risks.

We benefited from overweight positions in the consumer staples and industrials sectors. We suffered from positions in the materials and energy sectors, as commodity prices remained weak around the world. We expect the politics of commodity production and high global supplies will keep prices low for years to come, primarily a benefit for consumers in the developed world. We maintained a low level of cash reserves, usually less than 3%.

Our portfolio of well-established equities has more than 5% in each of the industries Large Pharmaceuticals, Chemicals, Household Products, and Packaged Food. Our five largest individual security holdings – Illinois Tool Works, Bristol-Myers Squibb, Eli Lilly, Honeywell, and 3M – boosted our results with an average 11.80% return.

The choppy economic environment outside the United States had little impact, as our foreign exposures were minimal. We hold no positions in the telecommunications or financial industries, and no bonds or interest-paying securities. Concerned about climate change, we eliminated all companies listed on the Carbon Underground 200™ from the portfolio. Coincidentally, Morningstar awarded Amana Income Fund its top sustainability ranking of "5 Globes."

Looking Forward

US GDP growth has remained weak, and our employment rate is well below many other OECD economies. Yet the US economy moves ahead, with marginally higher investment and consumption. The Federal Reserve wants to reduce its stimulation measures and slowly increase interest rates. But global growth estimates for the year are weakening as indicators of economic activity – investment, employment, and manufacturing – are very mixed.

Europe, with high unemployment, continues its economic and political drama. The United Kingdom voted to bow out, seeking more independence and seeing little use for the burdens of "ever closer" unions with the continent. Disillusioned voters foolishly followed politicians with no program to back their Brexit campaign. The European Union and its related institutions are now challenged with major political and economic uncertainties.

Record-low interest rates, even negative at times, have stimulated financial and real estate markets around the globe. Should rates materially increase, we don't believe that much of the world will avoid asset price declines. China's growth, supported by massive and murky debt, is clearly slowing. India and other Asian nations now look to be favored.

American voters are left with poor candidates for the November presidential contest, with populism roiling both the left and the right sides of the political spectrum. Tough lessons can be observed from abject failures in places like Puerto Rico, Iraq, Libya, and Venezuela. Economies from Nigeria, Russia, and the Middle East are being savaged by the collapse of the energy production industries.

Amana Income Fund selects its portfolio from financially strong, Islamically acceptable, dividend-paying securities judged likely to appreciate. Our companies are well-regarded on Environmental, Social, and Governance (ESG) measures. Many of our securities regularly increase their dividend payout rates. We look for above-average earnings growth in our businesses to improve both the Fund's dividend and price growth long-term.

8	Annual Report May 31, 2016

Amana Income Fund: Schedule of Investments

As of May 31, 2016

Common Stocks —96.4%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Apparel, Footwear & Accessory Design
Nike, Class B	760,000	$12,158,122	$41,967,200	3.3%

Auto Parts
Johnson Controls	500,000	13,108,417	22,075,000	1.7%

Automotive Wholesalers
Genuine Parts	400,000	15,835,680	38,768,000	3.0%

Home Improvement
Stanley Black & Decker	100,000	6,793,209	11,318,000	0.9%

		47,895,428	114,128,200	8.9%

Consumer Staples

Beverages
PepsiCo	250,000	15,481,726	25,292,500	2.0%

Household Products
Colgate-Palmolive	600,000	21,167,901	42,246,000	3.3%
Kimberly-Clark	300,000	18,575,746	38,112,000	3.0%
Procter & Gamble	150,000	7,902,175	12,156,000	0.9%
Unilever ADS	325,000	8,850,327	14,807,000	1.1%
		56,496,149	107,321,000	8.3%

Packaged Food
General Mills	600,000	19,156,589	37,668,000	2.9%
JM Smucker	230,000	12,210,339	29,704,500	2.3%
McCormick & Co	300,000	14,110,805	29,121,000	2.3%
		45,477,733	96,493,500	7.5%

		117,455,608	229,107,000	17.8%

Energy

Refining & Marketing
Phillips 66	210,000	6,845,517	16,875,600	1.3%

		6,845,517	16,875,600	1.3%

Health Care

Large Pharma
AbbVie	350,000	9,148,094	22,025,500	1.7%
Bristol-Myers Squibb	650,000	15,185,381	46,605,000	3.7%
Eli Lilly	620,000	22,314,728	46,518,600	3.6%
GlaxoSmithKline ADS	400,000	14,141,469	16,948,000	1.3%
Johnson & Johnson	180,000	10,673,344	20,284,200	1.6%
Novartis ADS	450,000	22,518,080	35,779,500	2.8%
Pfizer	1,150,000	20,853,910	39,905,000	3.1%
		114,835,006	228,065,800	17.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	9

Amana Income Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 97.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Health Care

Life Science Equipment
Abbott Laboratories	350,000	$8,392,885	$13,870,500	1.1%

		123,227,891	241,936,300	18.9%

Industrials

Aircraft & Parts
United Technologies	250,000	14,326,612	25,145,000	2.0%

Commercial & Residential Building Equipment & Systems
Honeywell International	400,000	17,421,205	45,532,000	3.5%

Courier Services
United Parcel Service	300,000	19,152,084	30,927,000	2.4%

Flow Control Equipment
Parker Hannifin	275,000	12,527,667	31,581,000	2.5%

Industrial Automation Controls
Emerson Electric	290,000	12,236,581	15,085,800	1.2%

Industrial Distribution & Rental
W.W. Grainger	80,000	7,590,798	18,268,000	1.4%

Industrial Machinery
Illinois Tool Works	500,000	23,226,178	53,015,000	4.1%

Measurement Instruments
Rockwell Automation	325,000	15,208,967	37,716,250	2.9%

Rail Freight
Canadian National Railway	534,000	12,727,273	31,660,860	2.5%

		134,417,365	288,930,910	22.5%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	192,400	$6,243,758	$3,141,892	0.2%

Basic & Diversified Chemicals
Air Products & Chemicals	225,000	13,931,068	32,094,000	2.5%
Methanex	300,000	5,849,587	9,876,000	0.8%
Praxair	220,000	16,103,769	24,169,200	1.9%
		35,884,424	66,139,200	5.2%

Containers & Packaging
3M	260,000	19,087,244	43,763,200	3.4%

Non Wood Building Materials
Carlisle	330,000	9,208,050	34,260,600	2.7%

Continued on next page.

10	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 96.4%	Number of Shares	Cost	Market Value	Percentage of Assets

Materials

Specialty Chemicals
E.I. du Pont de Nemours	500,000	$22,025,909	$32,705,000	2.5%
PPG Industries	400,000	13,211,578	43,072,000	3.4%
RPM International	180,000	3,642,493	9,034,200	0.7%
		38,879,980	84,811,200	6.6%

		109,303,456	232,116,092	18.1%

Technology

Infrastructure Software
Microsoft	750,000	16,690,210	39,750,000	3.1%

Semiconductor Devices
Intel	700,000	12,322,740	22,113,000	1.7%
Microchip Technology	600,000	17,526,721	31,008,000	2.4%
		29,849,461	53,121,000	4.1%

Semiconductor Manufacturing
Taiwan Semiconductor ADS	850,048	8,455,615	21,013,187	1.7%

		54,995,286	113,884,187	8.9%

Total investments		$594,140,551	1,236,978,289	96.4%
Other assets (net of liabilities)			46,294,349	3.6%
Total net assets			$1,283,272,638	100.0%
ADS: American Depositary Shares ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	11

Amana Income Fund

Statement of Assets and Liabilities
As of May 31, 2016

Assets
Investments in securities, at value (Cost $594,140,551)	$1,236,978,289
Cash	43,418,779
Dividends and income	5,166,262
Receivable for Fund shares sold	829,899
Insurance reserve premium	2,529
Total assets	1,286,395,758
Liabilities
Payable for Fund shares redeemed	1,512,415
Payable to affiliates	970,273
Accrued expenses	336,552
Distributions payable	260,854
Accrued distribution fee	43,026
Total liabilities	3,123,120
Net Assets	$1,283,272,638

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$615,190,736
Undistributed net investment income	70,342
Accumulated net realized gain	25,173,822
Unrealized net appreciation on investments	642,837,738
Net assets applicable to Fund shares outstanding	$1,283,272,638

Net asset value per Investor Share	AMANX
Net assets, at value	$1,047,344,752
Shares outstanding	23,616,895
Net asset value, offering and redemption price per share	$44.35

Net asset value per Institutional Share	AMINX
Net assets, at value	$235,927,886
Shares outstanding	5,325,782
Net asset value, offering and redemption price per share	$44.30

Statement of Operations
Year ended May 31, 2016

Investment income
Dividends (net of foreign taxes of $837,180)	$33,907,645
Miscellaneous income	1,135
Total investment income	33,908,780
Expenses
Investment adviser fees	11,412,734
Distribution fees — Investor Shares	2,732,420
Printing and postage	105,782
Professional fees	68,309
Custodian fees	65,338
Retirement plan custodial fees
Investor Shares	44,700
Institutional Shares	1,740
Filing and registration fees	40,205
Trustee fees	37,362
Other expenses	37,177
Transfer agent fees
Investor Shares	35,313
Institutional Shares	967
Chief Compliance Officer expenses	35,367
Total gross expenses	14,617,414
Less custodian fee credits	(65,338)
Net expenses	14,552,076
Net investment income	$19,356,704

Net realized gain from investments and foreign currency	$59,099,455
Net decrease in unrealized appreciation on investments	(80,134,306)
Net loss on investments	$(21,034,851)

Net decrease in net assets resulting from operations	$(1,678,147)

12	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2016	Year ended May 31, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$19,356,704	$20,164,530
Net realized gain on investments	59,099,455	41,494,457
Net increase (decrease) in unrealized appreciation	(80,134,306)	29,429,116
Net increase (decrease) in net assets	(1,678,147)	91,088,103
Distributions to shareowners from
Net investment income
Investor Shares	(15,204,905)	(18,048,444)
Institutional Shares	(4,097,869)	(2,094,316)
Capital gains distribution
Investor Shares	(52,872,102)	(12,769,618)
Institutional Shares	(12,070,398)	(1,056,932)
Total distributions	(84,245,274)	(33,969,310)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	94,533,431	200,414,957
Institutional Shares	158,718,623	87,738,058
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	66,907,323	30,305,935
Institutional Shares	14,970,579	2,952,025
Cost of shares redeemed
Investor Shares	(402,260,993)	(451,461,099)
Institutional Shares	(72,071,009)	(26,945,842)
Total capital share transaction	(139,202,046)	(156,995,966)
Total decrease in net assets	(225,125,467)	(99,877,173)

Net assets
Beginning of year	1,508,398,105	1,608,275,278
End of year	1,283,272,638	1,508,398,105

Undistributed net investment income	$70,342	$16,118

Shares of the Fund sold and redeemed
Investor Shares (AMANX)
Number of shares sold	2,151,640	4,324,363
Number of shares issued in reinvestment of dividends and distributions	1,571,070	648,325
Number of shares redeemed	(8,981,360)	(9,721,001)
Net decrease in number of shares outstanding	(5,258,650)	(4,748,313)

Institutional Shares (AMINX)
Number of shares sold	3,453,100	1,875,703
Number of shares issued in reinvestment of dividends and distributions	351,775	63,184
Number of shares redeemed	(1,690,207)	(577,639)
Net increase in number of shares outstanding	2,114,668	1,361,248

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	13

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2016	2015	2014	2013	2012
Net asset value at beginning of year	$47.01	$45.34	$38.79	$31.77	$33.91
Income from investment operations
Net investment income	0.62¹	0.58¹	0.72¹	0.58	0.49
Net gains (losses) on securities (both realized and unrealized)	(0.38)	2.10	6.56	7.03	(1.98)
Total from investment operations	0.24	2.68	7.28	7.61	(1.49)
Less distributions
Dividends (from net investment income)	(0.65)	(0.60)	(0.73)	(0.58)	(0.49)
Distributions (from capital gains)	(2.25)	(0.41)	-	(0.01)	(0.17)
Total distributions	(2.90)	(1.01)	(0.73)	(0.59)	(0.66)
Paid-in capital from early redemption fees	n/a	n/a	n/a	0.00²	0.01

Net asset value at end of year	$44.35	$47.01	$45.34	$38.79	$31.77

Total Return	0.81%	5.94%	18.82%	24.08%	(4.36)%

Ratios / supplemental data
Net assets ($000), end of year	$1,047,345	$1,357,567	$1,524,471	$1,433,461	$1,296,998
Ratio of expenses to average net assets
Before custodian fee credits	1.15%	1.13%	1.15%	1.19%	1.20%
After custodian fee credits	1.14%	1.12%	1.14%	1.18%	1.20%
Ratio of net investment income after custodian fee credits to average net assets	1.41%	1.26%	1.71%	1.58%	1.52%
Portfolio turnover rate	0%	0%	1%	1%	3%

Institutional Shares (AMINX)	Year ended		Period ended³
Selected data per share of outstanding capital stock throughout each year:	May 31, 2016	May 31, 2015	May 31, 2014
Net asset value at beginning of year	$46.97	$45.30	$40.66
Income from investment operations
Net investment income	0.75¹	0.72¹	0.69¹
Net gains (losses) on securities (both realized and unrealized)	(0.40)	2.09	4.79
Total from investment operations	0.35	2.81	5.48
Less distributions
Dividends (from net investment income)	(0.77)	(0.73)	(0.84)
Distributions (from capital gains)	(2.25)	(0.41)	-
Total distributions	(3.02)	(1.14)	(0.84)

Net asset value at end of year	$44.30	$46.97	$45.30

Total Return	1.06%	6.22%	13.53%[4]

Ratios / supplemental data
Net assets ($000), end of year	$235,928	$150,831	$83,805
Ratio of expenses to average net assets
Before custodian fee credits	0.90%	0.88%	0.90%[5]
After custodian fee credits	0.89%	0.87%	0.90%[5]
Ratio of net investment income after custodian fee credits to average net assets	1.71%	1.54%	2.32%[5]
Portfolio turnover rate	0%	0%	1%

¹ Calculated using average shares outstanding
² Amount is less than $0.01
³ Operations commenced on 09/25/2013
4 Not Annualized
5 Annualized

14	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Performance Summary

Average Annual Returns (as of May 31, 2016)

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMAGX)	1.06%	8.47%	7.78%	1.08%
Institutional Shares (AMIGX)²	1.31%	n/a	n/a	0.83%
S&P 500 Index	1.72%	11.65%	7.40%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2006, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $21,153 versus $20,440 in the Index. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 28, 2015, and incorporates results for the fiscal year ended May 31, 2015. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Adobe Systems	5.1%	Large Pharma	11.5%	█
Amgen	4.8%	Application Software	11.3%	█
Intuit	4.7%	Household Products	10.0%	█
Church & Dwight	4.5%	Communications Equipment	6.6%	█
Apple	4.0%	Biotech	6.0%	█
Lowe's	3.6%	Semiconductor Devices	4.1%	█
Novo Nordisk ADS	3.5%	Semiconductor Manufacturing	4.0%	█
TJX Companies	3.5%	Rail Freight	3.7%	█
Estee Lauder, Class A	3.4%	Home Products Stores	3.6%	█
Express Scripts Holding	2.8%	Infrastructure Software	3.5%	█
		Specialty Apparel Stores	3.5%	█
		Measurement Instruments	3.3%	█
		Health Care Supply Chain	2.8%	█
		IT Services	2.6%	█
		Life Science Equipment	2.4%	█
		Internet Media	2.4%	█
		Health Care Services	2.3%	█
		Other industries < 2%	14.4%	█
		Other assets (net of liabilities)	2.0%	█

Annual Report May 31, 2016	15

Amana Growth Fund: Discussion of Fund Performance

Fiscal Year 2016

For the fiscal year ended May 31, 2016, Amana Growth Fund Investor Shares total return was 1.06% (versus 12.66% the year before). Reflecting its lower expense structure, Amana Growth Fund Institutional Shares returned 1.31% for the year. Both slightly underperformed the broad S&P 500 Index, up 1.72%, and outperformed the large-cap Russell 1000 Value Index, down -0.07%.

While income is not an investment objective, the Fund paid another qualified income dividend (17¢ per Investor share and 23¢ per Institutional share). Careful attention kept the expense ratio in check: 1.09% for Investor Shares and 0.85% for Institutional Shares. Redemptions exceeded purchases for the year, and Fund total net assets decreased -14.98% during fiscal 2016.

For the 10 years ended May 31, 2016, Amana Growth Investor Shares provided an annualized total return of 7.78%. This ranked 124th of the 321 funds surviving in its Lipper "Multi-Cap Growth" Category peer group. Also for the 10 years ended May 31, 2016, the Investor Shares ranked 372nd of the 932 funds surviving in Morningstar's "Large Growth" Category peer group, earning an above-average 4-star performance ranking.

Factors Affecting Past Performance

During the year, markets generally stalled as monetary stimulus became less effective. Amana Growth Fund follows a value investing strategy that has served investors well over the years, buying equities of financially strong companies evidencing solid earnings growth. Avoiding leveraged and financial stocks and all bonds again reduced risks during the year, as the market's focus changed to slower growth, possible recessions, and growing financial sector risks.

The portfolio benefited from our positions in the Consumer Staples, Consumer Discretionary, and Technology sectors. We suffered from our positions in the Industrials and Materials sectors, as commodity prices remained weak around the world. We expect the politics of commodity production and high global supplies will keep prices low for years to come, primarily a benefit for consumers in the developed world. We maintained a low level of cash reserves, usually less than 4%.

Our portfolio of well-established equities has more than 5% in each of the industries Large Pharmaceuticals, Software, Household Products, Communications Equipment, and Biotech. Our five largest individual security holdings – Adobe Systems, Amgen, Intuit, Church & Dwight, and Apple – boosted our results with an average 6.06% return.

Based on our team's evaluation of their market prospects, we closed our positions in Polaris, Regal-Beloit, SanDisk, and UPS.

Looking Forward

US GDP growth has remained weak, and our employment rate is well below many other OECD economies. Yet the US economy moves ahead, with marginally higher investment and consumption. The Federal Reserve wants to reduce its stimulation measures and slowly increase interest rates. But global growth estimates for the year are weakening as indicators of economic activity — investment, employment, and manufacturing — are very mixed.

Europe, with high unemployment, continues its economic and political drama. The United Kingdom voted to bow out, seeking more independence and seeing little use for the burdens of "ever closer" unions with the continent. Disillusioned voters foolishly followed politicians with no program to back their Brexit campaign. The European Union and its related institutions are now challenged with major political and economic uncertainties.

Record-low interest rates, even negative at times, have stimulated financial and real estate markets around the globe. Should rates materially increase, we don't believe that much of the world will avoid asset price declines. China's growth, supported by massive and murky debt, is clearly slowing. India and other Asian nations now look to be favored.

American voters are left with poor candidates for the November presidential contest, with populism roiling both the left and the right sides of the political spectrum. Tough lessons can be observed from abject failures in places like Puerto Rico, Iraq, Libya, and Venezuela. Economies from Nigeria, Russia, and the Middle East are being savaged by the collapse of the energy production industries.

Amana Growth Fund selects its portfolio from financially strong, Islamically acceptable, growth securities judged likely to appreciate. We look for above-average earnings growth in the Fund's investments to improve the Fund's price long-term.

16	Annual Report May 31, 2016

Amana Growth Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 98.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Alphabet, Class A¹	55,000	$14,419,301	$41,186,750	2.4%

		14,419,301	41,186,750	2.4%

Consumer Discretionary

Auto Parts
Gentex	409,700	2,691,896	6,792,826	0.4%

Automotive Wholesalers
Genuine Parts	100,000	4,521,739	9,692,000	0.5%

Home & Office Product Wholesalers
Fastenal	600,000	13,668,571	27,618,000	1.6%

Home Products Stores
Lowe's	790,000	18,730,150	63,302,700	3.6%

Specialty Apparel Stores
TJX Companies	800,000	17,044,660	60,896,000	3.5%

		56,657,016	168,301,526	9.6%

Consumer Staples

Beverages
PepsiCo	300,000	18,111,463	30,351,000	1.7%

Household Products
Church & Dwight	800,000	31,059,800	78,784,000	4.5%
Clorox	290,000	16,591,912	37,276,600	2.1%
Estee Lauder, Class A	640,000	26,422,283	58,739,200	3.4%
		74,073,995	174,799,800	10.0%

		92,185,458	205,150,800	11.7%

Health Care

Biotech
Amgen	532,440	29,303,222	84,098,898	4.8%
Celgene¹	200,000	7,547,036	21,104,000	1.2%
		36,850,258	105,202,898	6.0%

Health Care Services
VCA Antech¹	620,000	17,290,742	40,256,600	2.3%

Health Care Supply Chain
Express Scripts Holding¹	650,000	22,597,762	49,094,500	2.8%
Large Pharma
Eli Lilly	650,000	23,224,550	48,769,500	2.8%
Johnson & Johnson	420,000	25,247,247	47,329,800	2.7%
Novartis ADS	550,000	24,515,428	43,730,500	2.5%
Novo Nordisk ADS	1,100,000	10,428,308	61,644,000	3.5%
		83,415,533	201,473,800	11.5%
Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	17

Amana Growth Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 98.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Health Care (continued)

Life Science Equipment
Agilent Technologies	900,000	$16,302,137	$41,301,000	2.4%

Medical Devices
Stryker	300,000	15,657,168	33,348,000	1.9%

Medical Equipment
Dentsply Sirona International	275,000	8,223,990	17,094,000	1.0%

		200,337,590	487,770,798	27.9%

Industrials

Aircraft & Parts
Harris	390,000	11,806,300	30,720,300	1.8%

Building Sub Contractors
EMCOR Group	700,000	14,885,660	33,285,000	1.9%

Measurement Instruments
Keysight Technologies¹	450,000	6,495,281	13,783,500	0.8%
Trimble Navigation¹	1,700,000	20,463,059	43,486,000	2.5%
		26,958,340	57,269,500	3.3%
Metalworking Machinery
Lincoln Electric	400,000	9,423,094	24,072,000	1.4%

Rail Freight
Norfolk Southern	380,000	19,930,523	31,942,800	1.8%
Union Pacific	392,654	22,243,190	33,057,540	1.9%
		42,173,713	65,000,340	3.7%

		105,247,107	210,347,140	12.1%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	731,260	14,169,285	11,941,476	0.7%

		14,169,285	11,941,476	0.7%

Technology

Application Software
Adobe Systems¹	900,000	27,275,422	89,523,000	5.1%
Intuit	764,000	24,486,130	81,488,240	4.7%
SAP ADS	316,379	19,947,795	25,648,846	1.5%
		71,709,347	196,660,086	11.3%

Continued on next page.

18	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 98.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology (continued)

Communications Equipment
Apple	700,000	$2,876,770	$69,874,000	4.0%
Cisco Systems	1,550,000	27,794,130	45,027,500	2.6%
		30,670,900	114,901,500	6.6%

Information Services
Gartner¹	250,000	6,468,834	25,405,000	1.5%

Infrastructure Software
Akamai Technologies¹	650,000	12,319,890	35,477,000	2.0%
Oracle	650,000	12,885,855	26,130,000	1.5%
		25,205,745	61,607,000	3.5%

IT Services
Convergys	511,033	5,901,758	14,406,020	0.8%
Infosys ADS	1,600,000	15,491,755	31,104,000	1.8%
		21,393,513	45,510,020	2.6%

Semiconductor Devices
Qualcomm	800,000	30,482,851	43,936,000	2.5%
Xilinx	600,000	14,947,540	28,434,000	1.6%
		45,430,391	72,370,000	4.1%

Semiconductor Manufacturing
ASML	385,000	14,279,290	38,492,300	2.2%
Taiwan Semiconductor ADS	1,243,297	12,977,323	30,734,302	1.8%
		27,256,613	69,226,602	4.0%

		228,135,343	585,680,208	33.6%

Total investments		$711,151,100	1,710,378,698	98.0%
Other assets (net of liabilities)			34,030,086	2.0%
Total net assets			$1,744,408,784	100.0%
¹ Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	19

Amana Growth Fund

Statement of Assets and Liabilities
As of May 31, 2016

Assets
Investments in securities, at value (Cost $711,151,100)	$1,710,378,698
Cash	32,148,553
Dividends and income	4,200,192
Receivable for Fund shares sold	598,900
Total assets	1,747,326,343
Liabilities
Payable to affiliates	1,236,751
Payable for Fund shares redeemed	1,048,732
Accrued expenses	579,241
Accrued distribution fee	52,835
Total liabilities	2,917,559
Net Assets	$1,744,408,784

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$686,974,943
Undistributed net investment income	6,386,034
Accumulated net realized gain	51,820,209
Unrealized net appreciation on investments	999,227,598
Net assets applicable to Fund shares outstanding	$1,744,408,784

Net asset value per Investor Share	AMAGX
Net assets, at value	$1,286,511,192
Shares outstanding	38,924,408
Net asset value, offering and redemption price per share	$33.05

Net asset value per Institutional Share	AMIGX
Net assets, at value	$457,897,592
Shares outstanding	13,829,187
Net asset value, offering and redemption price per share	$33.11

Statement of Operations
Year ended May 31, 2016

Investment income
Dividends (Net of foreign taxes of $1,014,777)	$30,090,122
Miscellaneous income	834
Total investment income	30,090,956
Expenses
Investment adviser fees	14,820,304
Distribution fees — Investor Shares	3,732,267
Printing and postage	141,379
Professional fees	90,066
Custodian fees	89,949
Transfer agent fees
Investor Shares	57,062
Institutional Shares	1,068
Retirement plan custodial fees
Investor Shares	52,879
Institutional Shares	1,770
Chief Compliance Officer expenses	51,086
Other expenses	50,811
Trustee fees	48,554
Filing and registration fees	43,956
Total gross expenses	19,181,151
Less custodian fee credits	(89,949)
Net expenses	19,091,202
Net investment income	$10,999,754

Net realized gain from investments and foreign currency	$88,752,106
Net decrease in unrealized appreciation on investments	(94,538,688)
Net loss on investments	$(5,786,582)

Net increase in net assets resulting from operations	$5,213,172

20	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2016	Year ended May 31, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$10,999,754	$8,031,960
Net realized gain on investments	88,752,106	118,055,198
Net increase (decrease) in unrealized appreciation	(94,538,688)	115,743,917
Net increase in net assets	5,213,172	241,831,075
Distributions to shareowners from
Net investment income
Investor Shares	(7,855,476)	(6,722,769)
Institutional Shares	(1,744,525)	(693,260)
Capital gains distribution
Investor Shares	(99,362,629)	(111,656,473)
Institutional Shares	(16,815,576)	(8,102,328)
Total distributions	(125,778,206)	(127,174,830)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	104,894,055	186,888,320
Institutional Shares	333,208,179	97,569,175
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	106,083,029	117,145,551
Institutional Shares	16,594,835	8,779,126
Cost of shares redeemed
Investor Shares	(681,036,546)	(424,752,433)
Institutional Shares	(66,415,547)	(33,175,504)
Total capital share transaction	(186,671,995)	(47,545,765)
Total increase (decrease) in net assets	(307,237,029)	67,110,480

Net assets
Beginning of year	2,051,645,813	1,984,535,333
End of year	1,744,408,784	2,051,645,813

Undistributed net investment income	$6,386,034	$4,986,281

Shares of the Fund sold and redeemed
Investor Shares (AMAGX)
Number of shares sold	3,187,896	5,390,714
Number of shares issued in reinvestment of dividends and distributions	3,341,197	3,419,310
Number of shares redeemed	(21,085,181)	(12,232,526)
Net decrease in number of shares outstanding	(14,556,088)	(3,422,502)

Institutional Shares (AMIGX)
Number of shares sold	10,451,804	2,762,257
Number of shares issued in reinvestment of dividends and distributions	522,179	256,175
Number of shares redeemed	(2,043,381)	(959,214)
Net increase in number of shares outstanding	8,930,602	2,059,218

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	21

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2016	2015	2014	2013	2012
Net asset value at beginning of year	$35.14	$33.22	$29.03	$25.32	$26.07
Income from investment operations
Net investment income	0.18¹	0.13¹	0.12¹	0.13	0.06
Net gains (losses) on securities (both realized and unrealized)	0.09	4.02	5.10	3.65	(0.80)
Total from investment operations	0.27	4.15	5.22	3.78	(0.74)
Less distributions
Dividends (from net investment income)	(0.17)	(0.13)	(0.19)	(0.07)	(0.01)
Distributions (from capital gains)	(2.19)	(2.10)	(0.84)	-	-
Total distributions	(2.36)	(2.23)	(1.03)	(0.07)	(0.01)
Paid-in capital from early redemption fees	n/a	n/a	n/a	0.00²	0.00²

Net asset value at end of year	$33.05	$35.14	$33.22	$29.03	$25.32

Total Return	1.06%	12.66%	18.12%	14.94%	(2.84)%

Ratios / supplemental data
Net assets ($000), end of year	$1,286,511	$1,879,365	$1,890,187	$2,185,221	$2,195,225
Ratio of expenses to average net assets
Before custodian fee credits	1.09%	1.08%	1.10%	1.11%	1.13%
After custodian fee credits	1.09%	1.08%	1.09%	1.11%	1.13%
Ratio of net investment income after custodian fee credits to average net assets	0.54%	0.38%	0.39%	0.44%	0.23%
Portfolio turnover rate	0%	0%	0%	1%	12%

Institutional Shares (AMIGX)	Year ended		Period ended³
Selected data per share of outstanding capital stock throughout each year:	May 31, 2016	May 31, 2015	May 31, 2014
Net asset value at beginning of year	$35.17	$33.23	$30.45
Income from investment operations
Net investment income	0.29¹	0.25¹	0.16¹
Net gains on securities (both realized and unrealized)	0.07	3.97	3.70
Total from investment operations	0.36	4.22	3.86
Less distributions
Dividends (from net investment income)	(0.23)	(0.18)	(0.24)
Distributions (from capital gains)	(2.19)	(2.10)	(0.84)
Total distributions	(2.42)	(2.28)	(1.08)

Net asset value at end of year	$33.11	$35.17	$33.23

Total Return	1.31%	12.88%	12.82%[4]

Ratios / supplemental data
Net assets ($000), end of year	$457,898	$172,281	$94,349
Ratio of expenses to average net assets
Before custodian fee credits	0.85%	0.83%	0.87%[5]
After custodian fee credits	0.85%	0.83%	0.87%[5]
Ratio of net investment income after custodian fee credits to average net assets	0.89%	0.65%	0.70%[5]
Portfolio turnover rate	0%	0%	0%

¹ Calculated using average shares outstanding
² Amount is less than $0.01
³ Operations commenced on 09/25/2013
4 Not annualized
5 Annualized

22	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Performance Summary

Average Annual Returns as of May 31, 2016

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMDWX)	-8.32%	-2.68%	n/a	1.54%
Institutional Shares (AMIDX)²	-8.00%	n/a	n/a	1.24%
MSCI Emerging Markets Index	-17.63%	-4.82%	3.11%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares the Fund would have fallen to $9,496 versus rising to $10,439 in the Index. Please note that investors cannot invest directly in the index.

The Amana Developing World Fund commenced operations September 28, 2009.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 28, 2015, and incorporates results for the fiscal year ended May 31, 2015. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The primary objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
MercadoLibre	3.8%	Health Care Facilities	7.8%	█
Bangkok Dusit Medical Services	3.3%	Telecom Carriers	7.1%	█
SM Prime Holdings	3.3%	Generic Pharma	6.9%	█
Telekomunikasi Indonesia ADS	3.3%	Household Products	6.9%	█
Tencent Holdings ADR	3.2%	Apparel, Footwear & Accessory Design	6.1%	█
Aboitiz Power	3.2%	Packaged Food	5.9%	█
Samsonite International	3.1%	Power Generation	5.3%	█
VF	3.0%	E-Commerce Discretionary	3.8%	█
Pandora	3.0%	Specialty Pharma	3.6%	█
Clicks Group	2.7%	Real Estate Owners & Developers	3.3%	█
		Application Software	3.2%	█
		Jewelry and Watch Stores	3.0%	█
		Utility Networks	2.9%	█
		Food & Drug Stores	2.7%	█
		Internet Media	2.5%	█
		Agricultural Machinery	2.5%	█
		Other industries < 2%	14.2%	█
		Other assets (net of liabilities)	12.3%	█

Annual Report May 31, 2016	23

Amana Developing World Fund: Discussion of Fund Performance

Fiscal Year 2016

For the fiscal year ended May 31, 2016, the Amana Developing World Fund Investor Shares returned -8.32% (versus -5.24% the year before). The Fund's annual return outperformed the MSCI Emerging Markets Index, which returned -17.63%, as well as the MSCI All Country World Index Ex-USA, which returned -10.62%. The Amana Developing World Fund Institutional Shares returned -8.00% during the same period. While income is not an investment objective, the Fund paid a qualified income dividend (5¢ per share for Investor Shares and 7¢ per share for Institutional Shares) in December 2015. The net expense ratio of Amana Developing World Investor Shares was 1.45% versus 1.48% for the year before. The reduced expense goal for the Institutional Shares was achieved with a 1.14% ratio versus 1.18% for the year before. During the year assets under management fell -14.79%.

Factors Affecting Past Performance

Emerging markets (as measured by the MSCI Emerging Markets Index) have been on a consistent downward path since 2011, although we have seen a slight recovery with the MSCI Emerging Markets Index rising 2.32% since the start of the year through May 31, 2016. The factors that affected performance during the fiscal year were familiar ones: corruption, mismanagement, war, and violence. In many instances these were exacerbated by climate disruptions resulting from the El Niño weather phenomenon and plunging commodity prices, particularly for oil. Conditions were not helped by desultory economic activity in much of the developed world, which the developing countries rely on for exports. Many countries suffered from combinations of the above, with Brazil as the poster child, at least among countries considered as investment destinations, which excludes Venezuela. In Brazil a major corruption scandal involving state-owned oil company Petrobras led to the impeachment and removal of President Rousseff. Meanwhile, the largely commodity-dependent Brazilian economy suffered greatly as prices fell and the value of the Brazilian real plummeted. While the currency has recovered most of the losses suffered in the first half of the period under review, its value remains far below 2011 levels, when Brazil was hailed as the first country of the BRIC (Brazil, Russia, India and China) acronym.

Speaking of BRICs, Russia has its share of similarities with Brazil. President Putin remains firmly in place, but weak oil prices have caused significant damage to the economy. On its face, the Russian stock market appears to have done well, but that masks the dramatic fall in the value of the Russian ruble. Unlike the Brazilian real, the ruble has far to go before recovering losses suffered against the dollar in the first half of our fiscal year. Similar to the real, it trades at a fraction of its value from just a few years ago.

Nonetheless, there have been bright spots. Argentina elected a new president who seems intent on bringing economic reality back to the management of that country's affairs. Southeast Asia continues to set the bar as the most professionally managed of the emerging market economies with relatively low levels of debt, strong external balances, and continuing GDP expansion, even if the politics can be awkward due to coups in Thailand or questionable financial dealings in Malaysia.

Amana Developing World Fund seeks to profit from long-term growth in financially sound companies that are based in or have significant exposure to developing countries. Investment decisions are made according to Islamic principles. The Fund diversifies its investments across the countries of the developing world, industries, and companies and generally follows a value investment style.

At least 5% of the portfolio is invested in companies headquartered in each of China, the Philippines, Indonesia, Malaysia, Thailand, South Africa, and the United States. More than 5% of the portfolio is invested in each of the following industries: Health Care Facilities, Telecommunications Carriers, Pharmaceuticals, Household Products, Apparel and Footwear Design, Packaged Food, and Power Generation. Health Care is our largest sector and performed very well during the year. Our Southeast Asian hospital stocks benefit from growth in domestic health care spending as well as medical tourism. Our pharmaceutical stocks, ranging from South Africa to India to Indonesia and Jordan are a mixture of domestic and export-focused companies. Consumer Staples follow closely in second place and also performed well. This sector contains a larger proportion of developed market domiciled businesses such as Unilever, Colgate, and Danone that undertake the majority of their business in the developing world. The Fund's strongest performing sector during the year was Financials. The Fund holds a Malaysian-based Islamic bank and a Philippine property developer.

During the annual fiscal period, the Fund's conservative approach to emerging market investing meant that it continued to keep an unusually high proportion of its assets in cash, although that was reduced in the second half of the financial year.

Looking Forward

Last year we opined that "conditions could develop that favor a rebound in emerging market economies over the next 12 months." For the first six months of the fiscal year, nothing could have been further from the truth. Since the start of 2016, however, we have seen glimmers of hope. It's been tough

Continued on page 49.

24	Annual Report May 31, 2016

Amana Developing World Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 87.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Baidu ADS²	3,500	$241,481	$624,890	China³	2.5%

Telecom Carriers
Advanced Info Service	99,000	725,933	456,447	Thailand	1.8%
China Mobile ADS	9,000	575,991	508,050	China	2.0%
Telekomunikasi Indonesia ADS	15,000	540,799	824,250	Indonesia	3.3%
		1,842,723	1,788,747		7.1%

		2,084,204	2,413,637		9.6%

Consumer Discretionary

Apparel, Footwear & Accessory Design
Samsonite International	259,800	773,758	777,688	Hong Kong³	3.1%
VF	12,000	310,438	747,840	United States	3.0%
		1,084,196	1,525,528		6.1%

Automobiles
Ford Otomotiv Sanayi	47,500	480,867	562,628	Turkey	2.2%

E-Commerce Discretionary
MercadoLibre	7,000	500,586	955,500	Brazil³	3.8%

Jewelry and Watch Stores
Pandora	5,000	621,454	743,465	Denmark	3.0%

		2,687,103	3,787,121		15.1%

Consumer Staples

Food & Drug Stores
Clicks Group	98,000	596,646	671,318	South Africa	2.7%

Household Products
Colgate-Palmolive	8,000	348,010	563,280	United States	2.2%
Kimberly-Clark de Mexico	210,000	598,635	498,582	Mexico	2.0%
Unilever ADS	14,700	592,155	669,732	United Kingdom	2.7%
		1,538,800	1,731,594		6.9%

Packaged Food
Danone ADS	37,000	510,811	520,775	France	2.1%
Indofood CBP Sukses Makmur	400,000	424,798	473,228	Indonesia	1.9%
Mead Johnson Nutrition	6,000	352,781	493,680	United States	1.9%
		1,288,390	1,487,683		5.9%

		3,423,836	3,890,595		15.5%
Energy

Exploration & Production
CNOOC ADS	3,300	608,321	394,152	China	1.6%
Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	25

Amana Developing World Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 87.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy (continued)

Midstream-Oil & Gas
Petronas Gas	70,000	$449,259	$366,413	Malaysia	1.4%

		1,057,580	760,565		3.0%

Financials

Islamic Banking
BIMB Holdings	531,000	650,958	515,327	Malaysia	2.1%

Real Estate Owners & Developers
SM Prime Holdings	1,610,000	619,395	825,206	Philippines	3.3%

		1,270,353	1,340,533		5.4%

Health Care

Generic Pharma
Aspen Pharmacare²	28,000	448,860	573,045	South Africa	2.3%
Dr. Reddy's Laboratories ADR	12,000	533,903	565,920	India	2.2%
Hikma Pharmaceuticals	18,000	483,015	601,561	Jordan	2.4%%
		1,465,778	1,740,526		6.9%

Health Care Facilities
Bangkok Dusit Medical Services	1,250,000	368,757	841,999	Thailand	3.3%
IHH Healthcare	300,000	391,875	469,324	Malaysia	1.9%
KPJ Healthcare	633,998	592,100	657,181	Malaysia	2.6%
		1,352,732	1,968,504		7.8%

Specialty Pharma
Genomma Lab Internacional²	273,500	615,641	278,883	Mexico	1.1%
Kalbe Farma	5,900,000	554,771	616,880	Indonesia	2.5%
		1,170,412	895,763		3.6%

		3,988,922	4,604,793		18.3%

Industrials

Agricultural Machinery
Turk Traktor ve Ziraat Makineleri	22,500	725,046	620,765	Turkey	2.5%

Logistics Services
Kerry Logistics Network	400,000	583,456	589,355	China³	2.3%

Rail Freight
Kansas City Southern Industries	6,500	437,054	605,150	United States	2.4%

		1,745,556	1,815,270		7.2%

Technology

Application Software
Tencent Holdings ADR	36,000	693,470	802,800	China	3.2%

Continued on next page.

26	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

As of May 31, 2016

Common Stocks — 87.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology (continued)

IT Services
Infosys ADS	28,000	$475,402	$544,320	India	2.2%

		1,168,872	1,347,120		5.4%

Utilities

Power Generation
Aboitiz Power	815,000	711,370	801,258	Philippines	3.2%
Manila Electric	80,000	517,224	518,974	Philippines	2.1%
		1,228,594	1,320,232		5.3%

Utility Networks
Enersis Americas ADS	10,000	116,072	76,400	Chile	0.3%
Enersis Chile ADS	10,000	99,178	56,800	Chile	0.2%
Hong Kong & China Gas ADS	317,000	661,270	608,796	China³	2.4%
		876,520	741,996		2.9%

		2,105,114	2,062,228		8.2%

Total Common Stock		19,531,540	22,021,862		87.7%

Warrants — 0.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Islamic Banking
BIMB Holdings Warrants²	80,000	-	6,394	Malaysia	0.0%[4]
			6,394		0.0%[4]

Total Warrants			6,394		0.0%[4]
Total investments		$19,531,540	22,028,256		87.7%
Other assets (net of liabilities)			3,093,135		12.3%
Total assets			$25,121,391		100.0%

¹ Country of domicile unless otherwise indicated
² Non-Income producing security
³ Denotes a country or region of primary exposure
[4] Amount is less than 0.05%

ADS: American Depositary Share
ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	27

Amana Developing World Fund: Schedule of Investments

As of May 31, 2016

Countries

28	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statement of Assets and Liabilities
As of May 31, 2016

Assets
Investments in securities, at value (Cost $19,531,540)	$22,028,256
Cash	3,095,511
Dividends and income	48,127
Receivable for Fund shares sold	22,039
Other assets	1,200
Total assets	25,195,133
Liabilities
Accrued expenses	42,395
Payable to affiliates	24,836
Payable for Fund shares redeemed	5,782
Accrued distribution fee	729
Total liabilities	73,742
Net Assets	$25,121,391

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$28,401,282
Undistributed net investment income	37,590
Accumulated net realized loss	(5,813,920)
Unrealized net appreciation on investments	2,496,439
Net assets applicable to Fund shares outstanding	$25,121,391

Net asset value per Investor Share	AMDWX
Net assets, at value	$17,780,919
Shares outstanding	1,895,743
Net asset value, offering and redemption price per share	$9.38

Net asset value per Institutional Share	AMIDX
Net assets, at value	$7,340,472
Shares outstanding	778,791
Net asset value, offering and redemption price per share	$9.43

Statement of Operations
Year ended May 31, 2016

Investment income
Dividends (Net of foreign taxes of $66,038)	$463,474
Miscellaneous income	81
Total investment income	463,555
Expenses
Investment adviser fees	$242,298
Distribution fees — Investor Shares	44,753
Filing and registration fees	33,388
Custodian fees	14,165
Retirement plan custodial fees
Investor Shares	8,348
Institutional Shares	662
Professional fees	5,704
Transfer agent fees
Investor Shares	5,183
Institutional Shares	165
Printing and postage	4,683
Trustee fees	703
Other expenses	656
Chief Compliance Officer expenses	452
Total gross expenses	361,160
Less custodian fee credits	(14,165)
Net expenses	346,995
Net investment income	$116,560

Net realized loss from investments and foreign currency	$(3,060,615)
Net increase in unrealized appreciation on investments and foreign currency	403,253
Net loss on investments	$(2,657,362)

Net decrease in net assets resulting from operations	$(2,540,802)

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	29

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2016	Year ended May 31, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$116,560	$175,643
Net realized loss on investments	(3,060,615)	(1,305,102)
Net increase (decrease) in unrealized appreciation	403,253	(529,066)
Net decrease in net assets	(2,540,802)	(1,658,525)
Distributions to shareowners from
Net investment income
Investor Shares	(97,158)	(42,212)
Institutional Shares	(52,842)	(28,411)
Total distributions	(150,000)	(70,623)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	4,335,050	7,770,745
Institutional Shares	1,959,665	3,308,659
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	96,856	42,030
Institutional Shares	52,842	28,411
Cost of shares redeemed
Investor Shares	(5,806,721)	(6,246,491)
Institutional Shares	(2,318,292)	(1,862,132)
Total capital share transaction	(1,680,600)	3,041,222
Total increase (decrease) in net assets	(4,371,402)	1,312,074

Net assets
Beginning of year	29,492,793	28,180,719
End of year	25,121,391	29,492,793

Undistributed net investment income	$37,590	$102,576

Shares of the Fund sold and redeemed
Investor Shares (AMDWX)
Number of shares sold	470,367	716,042
Number of shares issued in reinvestment of dividends and distributions	11,044	3,954
Number of shares redeemed	(630,922)	(584,247)
Net increase (decrease) in number of shares outstanding	(149,511)	135,749

Institutional Shares (AMIDX)
Number of shares sold	209,542	306,839
Number of shares issued in reinvestment of dividends and distributions	6,005	2,668
Number of shares redeemed	(253,945)	(171,257)
Net increase (decrease) in number of shares outstanding	(38,398)	138,250

30	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.29	$10.88	$10.94	$9.90	$10.88
Income from investment operations
Net investment income (loss)	0.03¹	0.05¹	0.01¹	0.06	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.89)	(0.62)	(0.03)	0.98	(0.96)
Total from investment operations	(0.86)	(0.57)	(0.02)	1.04	(0.97)
Less distributions
Dividends (from net investment income)	(0.05)	(0.02)	(0.04)	-	(0.01)
Total distributions	(0.05)	(0.02)	(0.04)	-	(0.01)
Paid-in capital from early redemption fees	n/a	n/a	n/a	0.00²	0.00²

Net asset value at end of year	$9.38	$10.29	$10.88	$10.94	$9.90

Total Return	(8.32)%	(5.24)%	(0.17)%	10.51%	(8.94)%

Ratios / supplemental data
Net assets ($000), end of year	$17,781	$21,051	$20,775	$24,908	$18,073
Ratio of expenses to average net assets
Before custodian fee credits	1.51%	1.54%	1.59%	1.54%	1.63%
After custodian fee credits	1.45%	1.48%	1.54%	1.51%	1.61%
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.37%	0.50%	0.06%	0.67%	(0.10)%
Portfolio turnover rate	33%	14%	11%	4%	12%

Institutional Shares (AMIDX)	Year ended		Period ended³
Selected data per share of outstanding capital stock throughout each year:	May 31, 2016	May 31, 2015	May 31, 2014
Net asset value at beginning of year	$10.33	$10.91	$10.87
Income from investment operations
Net investment income	0.06¹	0.09¹	0.05¹
Net gains (losses) on securities (both realized and unrealized)	(0.89)	(0.63)	0.03
Total from investment operations	(0.83)	(0.54)	0.08
Less distributions
Dividends (from net investment income)	(0.07)	(0.04)	(0.04)
Total distributions	(0.07)	(0.04)	(0.04)

Net asset value at end of period	$9.43	$10.33	$10.91

Total Return	(8.00)%	(4.96)%	0.75%[4]

Ratios / supplemental data
Net assets ($000), end of year	$7,340	$8,442	$7,406
Ratio of expenses to average net assets
Before custodian fee credits	1.20%	1.24%	1.40%[5]
After custodian fee credits	1.14%	1.18%	1.35%[5]
Ratio of net investment income after custodian fee credits to average net assets	0.67%	0.86%	0.64%[5]
Portfolio turnover rate	33%	14%	11%

¹ Calculated using average shares outstanding
² Amount is less than $0.01
³ Operations commenced on 09/25/2013
4 Not annualized
5 Annualized

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	31

Amana Participation Fund: Performance Summary

Average Annual Returns as of May 31, 2016

The Amana Participation Fund commenced operations September 28, 2015 and consequently does not have standardised returns to report.
As of May 31, 2016, the total return since inception was 0.91% for the Investor Shares (AMAPX) and 1.10% for the Institutional Shares (AMIPX).

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2015, to an identical amount invested in the Citi Sukuk Index, a measurement of global Islamic fixed income securities, also known as sukuk. The graph shows that an investment in Investor Shares of the Fund would have risen to $10,091 versus $10,288 in the Index. Please note that investors cannot invest directly in the index.

The Amana Participation Fund commenced operations September 28, 2015.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Majid Al Futtaim (4.50% due 11/03/2025)	8.1%	Financials	37.0%	█
Dubai Islamic Bank (2.921% due 06/03/2020)	7.9%	Foreign Government Sukuk	27.8%	█
Sharjah (3.764% due 09/17/2024)	6.6%	Consumer Discretionary	8.1%	█
Dubai DOF (3.875% due 01/30/2023)	6.4%	Utilities	6.4%	█
Saudi Electric Global (4.00% due 04/08/2024)	6.4%	Sovereign	6.2%	█
Qatar Islamic Bank (2.754% due 10/27/2020)	6.3%	Energy	4.8%	█
RAK Capital (3.094% due 03/31/2025)	6.2%	Industrials	3.3%	█
TF Varlik Kiralama (5.375% due 04/24/2019)	5.0%	Consumer Staples	3.1%	█
Sukuk Funding No3 (4.348% due 12/03/2018)	5.0%	Other assets (net of liabilities)	3.3%	█
Sukuk Funding No3 (4.348% due 12/03/2018)	5.0%
Emirates Madina Group (4.564% due 06/18/2024)	4.9%

32	Annual Report May 31, 2016

Amana Participation Fund: Discussion of Fund Performance

Fiscal Year 2016

Since the Participation Fund's inception date of September 28, 2015. The Fund offers both Investor and Institutional class shares. The Investor Shares (AMAPX) returned 0.91% and the Institutional Shares (AMIPX) returned 1.10%, compared to 2.88% for the benchmark Citi Sukuk Index. The underperformance is largely due to holding cash while the investment operations ramped up.

Over the three months ending May 31, 2016, the Investor Shares returned 1.53% and the Institutional Shares returned 1.62%, compared to the benchmark's return of 1.91%. The portfolio is diversified among 19 issues reporting a modified duration of 4.8 years.

The 30-day yield is 1.77% for the Investor Shares and 2.04% for the Institutional Shares. The large majority (80.84%) of shares outstanding are Institutional class, which completed the inception year with a net expense ratio of just 0.72% (annualized).

Factors Affecting Past Performance

The familiar expression "the more things change, the more they stay the same" seems to adeptly describe the state of the capital markets for the past eight years. Ever since the global financial crisis (GFC), central banks around the world have been engaged in a series of massive monetary programs aimed to stabilize markets while simultaneously stimulating economic growth, with the latter being more elusive. Throughout this period global debt levels rose while interest rates moved toward historically low levels, with some regions experiencing negative yields. There is now over $10 trillion of negative-yielding debt, with 29% of Bloomberg's Global Developed Sovereign Bond Index posting a yield below zero. Throughout the past eight years, geopolitical instability and policy challenges seem also to have been a constant as we observe the rise of strife in the Middle East, such as in Yemen and Syria, Russia's expansion into Ukraine and Syria, the Chinese government's attempts to stabilize the Shanghai Stock Exchange, and questionable unity among the member states of the European Union (EU), marked more recently by the UK's stunning vote to exit the EU. The consequence has been a period of market volatility as we navigate a post-GFC era.

Looking Forward

We anticipate global interest rates will remain low for a longer term, all in a continued attempt to spur global growth. We expect economic growth in the US will remain positive as Europe and Asia continue to offer accommodative monetary and fiscal policies. The US dollar should retain its relative strength compared to the currencies of its trading partners. We also expect interest rates in the US to remain higher relative to interest rates observed in foreign markets. We do not anticipate significantly higher oil and gas prices for several years, and have less than 5% of the portfolio invested in the energy sector.

We are proud to have founded the first entirely fixed-income Islamic fund offered in the United States. The Fund is allocated 68.9% to corporate sukuk issues, and 27.8% to sovereign sukuk issues. The name, Participation, reflects the characteristics of sukuk as securities that share in the economic profits and losses of their underlying assets. Sukuk is an Arabic word describing investment certificates that share similar characteristics with conventional bonds yet are structured to adhere to Islamic investing principles. As such, the Participation Fund is designed for investors who prioritize preservation of capital and current income. It is Saturna's view that sukuk are an asset class distinct from both stocks and bonds.

Over the upcoming year we will continue to focus our investments on high-quality, US dollar-denominated issues positioned to endure an environment characterized by lower-priced oil.

Annual Report May 31, 2016	33

Amana Developing World Fund: Schedule of Investments

As of May 31, 2016

Corporate Sukuk — 68.9%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Consumer Discretionary
Majid Al Futtaim²	4.50% due 11/03/2025	$1,250,000	$1,282,813	United Arab Emirates	8.1%

		1,250,000	1,282,813		8.1%
Consumer Staples
Sime Darby Global Bhd²	3.29% due 01/29/2023	500,000	484,663	Malaysia	3.1%

		500,000	484,663		3.1%
Energy
Petronas Global³	2.707% due 03/18/2020	750,000	752,474	Malaysia	4.8%

		750,000	752,474		4.8%

Financials
Dubai Islamic Bank²	2.921% due 06/03/2020	1,250,000	1,237,750	United Arab Emirates	7.9%
Emirates Madina Group²	4.564% due 06/18/2024	750,000	772,650	United Arab Emirates	4.9%
Noor²	2.788% due 04/28/2020	750,000	741,465	United Arab Emirates	4.7%
Qatar Islamic Bank²	2.754% due 10/27/2020	1,000,000	998,100	Qatar	6.3%
Sukuk Funding No3²	4.348% due 12/03/2018	750,000	780,000	United Arab Emirates	5.0%
Tamweel Funding²	5.154% due 01/18/2017	500,000	502,600	United Arab Emirates	3.2%
TF Varlik Kiralama²	5.375% due 04/24/2019	750,000	784,875	Turkey	5.0%

		5,750,000	5,817,440		37.0%
Industrials
DP World³	6.25% due 07/02/2017	500,000	523,280	United Arab Emirates	3.3%

		500,000	523,280		3.3%
Sovereign
RAK Capital²	3.094% due 03/31/2025	1,000,000	980,200	United Arab Emirates	6.2%

		1,000,000	980,200		6.2%
Utilities
Saudi Electric Global³	4.00% due 04/08/2024	1,000,000	1,012,700	Saudi Arabia	6.4%

		1,000,000	1,012,700		6.4%

Total Corporate Sukuk		10,750,000	10,853,570		68.9%
Continued on next page.
34	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

As of May 31, 2016

Government Sukuk — 27.8%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Sukuk
Dubai DOF²	3.875% due 01/30/2023	$1,000,000	$1,013,750	United Arab Emirates	6.4%
Hazine Mustesarligi Varlik Kiralama³	2.803% due 03/26/2018	750,000	748,110	Turkey	4.8%
Perusahaan Penerbit SBSN III³	6.125% due 03/15/2019	500,000	545,650	Indonesia	3.5%
Perusahaan Penerbit SBSN²	4.55% due 03/29/2026	500,000	506,900	Indonesia	3.2%
Sharjah²	3.764% due 09/17/2024	1,000,000	1,037,500	United Arab Emirates	6.6%
State of Qatar²	3.241% due 01/18/2023	500,000	515,625	Qatar	3.3%

		4,250,000	4,367,535		27.8%
Total investments	(Cost = $15,138,502)	$15,000,000	15,221,105		96.7%
Other assets (net of liabilities)			522,006		3.3%
Total assets			$15,743,111		100.0%

¹ Country of domicile
² Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2016, the aggregate value of these securities was $11,638,891, representing 73.9% of net assets.
³ Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2016, the net value of these securities was $3,582,214, representing 22.7% of net assets.

Sukuk Quality Diversification
% of Total Net Assets
Rated "Aa2"	3.3%	█
Rated "A1"	4.8%	█
Rated "A2"	6.4%	█
Rated "A3"	6.6%	█
Rated "Baa1"	14.2%	█
Rated "Baa2"	4.9%	█
Rated "Baa3"	19.8%	█
Not Rated	36.7%	█
Other assets (net of liabilities)	3.3%	█

Credit ratings are determined by Moody's Investors Service, a Nationally Recognized Statistical Rating Organization. If Moody's does not rate a particular security, that security is categorized as not rated.

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	35

Amana Participation Fund

Statement of Assets and Liabilities
As of May 31, 2016

Assets
Investments in securities, at value (Cost $15,138,502)	$15,221,105
Cash	846,032
Dividends and income	149,599
Receivable for Fund shares sold	56,990
Total assets	16,273,726
Liabilities
Payable for security purchases	514,044
Payable to affiliates	6,668
Accrued expenses	6,520
Payable for Fund shares redeemed	3,213
Accrued distribution fee	121
Distributions payable	49
Total liabilities	530,615
Net Assets	$15,743,111

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$15,660,508
Unrealized net appreciation on investments	82,603
Net assets applicable to Fund shares outstanding	$15,743,111

Net asset value per Investor Share	AMAPX
Net assets, at value	$3,016,482
Shares outstanding	301,083
Net asset value, offering and redemption price per share	$10.02

Net asset value per Institutional Share	AMIPX
Net assets, at value	$12,726,629
Shares outstanding	1,266,747
Net asset value, offering and redemption price per share	$10.05

Statement of Operations
Year ended May 31, 2016¹

Investment income
Sukuk Income	$153,407
Total investment income	153,407
Expenses
Investment adviser fees	42,658
Professional fees	11,987
Filing and registration fees	6,325
Distribution fees – Investor Shares	2,074
Printing and postage	961
Custodian fees	327
Other expenses	295
Chief Compliance Officer expenses	262
Retirement plan custodial fees
Investor Shares	122
Institutional Shares	43
Trustee fees	97
Total gross expenses	65,151
Less custodian fee credits	(327)
Net expenses	64,824
Net investment income	$88,583

Net increase in unrealized appreciation on investments	82,603
Net gain on investments	$82,603

Net increase in net assets resulting from operations	$171,186

¹ Operations commenced on 09/28/2015

36	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Statements of Changes in Net Assets	Period ended May 31, 2016¹
Increase (decrease) in net assets from operations
From operations
Net investment income	$88,583
Net increase in unrealized appreciation	82,603
Net increase in net assets	171,186
Distributions to shareowners from
Net investment income
Investor Shares	(16,776)
Institutional Shares	(72,041)
Total distributions	(88,817)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	3,061,438
Institutional Shares	12,597,211
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	16,675
Institutional Shares	71,954
Early redemption fees retained
Investor Shares	194
Institutional Shares	1,069
Cost of shares redeemed
Investor Shares	(86,458)
Institutional Shares	(1,341)
Total capital share transaction	15,660,742
Total increase in net assets	15,743,111

Net assets
Beginning of period	-
End of period	$15,743,111

Shares of the Fund sold and redeemed
Investor Shares (AMAPX)
Number of shares sold	308,085
Number of shares issued in reinvestment of dividends and distributions	1,667
Number of shares redeemed	(8,669)
Net increase in number of shares outstanding	301,083

Institutional Shares (AMIPX)
Number of shares sold	1,259,702
Number of shares issued in reinvestment of dividends and distributions	7,179
Number of shares redeemed	(134)
Net increase in number of shares outstanding	1,266,747

¹ Operations commenced on 09/28/2015

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2016	37

Amana Developing World Fund: Financial Highlights

Investor Shares (AMAPX)	Period ended
Selected data per share of outstanding capital stock throughout each period:	May 31, 2016¹
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income	0.10²
Net losses on securities (both realized and unrealized)	(0.01)
Total from investment operations	0.09
Less distributions
Dividends (from net investment income)	(0.07)
Total distributions	(0.07)
Paid-in capital from early redemption fees	(0.00)³

Net asset value at end of period	$10.02

Total Return	0.91%[4]

Ratios / supplemental data
Net assets ($000), end of period	$3,016
Ratio of expenses to average net assets
Before custodian fee credits	1.12%[5]
After custodian fee credits	1.12%[5]
Ratio of net investment income after custodian fee credits to average net assets	1.53%[5]
Portfolio turnover rate	0%[4]

Institutional Shares (AMIDX)	Period ended
Selected data per share of outstanding capital stock throughout each period:	May 31, 2016¹
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income	0.07²
Net gains on securities (both realized and unrealized)	0.04
Total from investment operations	0.11
Less distributions
Dividends (from net investment income)	(0.06)
Total distributions	(0.06)
Paid-in capital from early redemption fees	(0.00)³

Net asset value at end of period	$10.05

Total Return	1.10%[4]

Ratios / supplemental data
Net assets ($000), end of period	$12,727
Ratio of expenses to average net assets
Before custodian fee credits	0.72%[5]
After custodian fee credits	0.72%[5]
Ratio of net investment income after custodian fee credits to average net assets	0.99%[5]
Portfolio turnover rate	0%[4]

¹ Operations commenced on 9/28/2015
² Calculated using average shares outstanding
³ Amount is less than $0.01
4 Since inception, not annualized
5 Since inception, annualized

38	Annual Report May 31, 2016	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

Note 1 – Organization

Amana Mutual Funds Trust (the "Trust") was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust ("Prior Trust") organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the successor to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. Participation Fund is a non-diversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

  Distribution fees;
  Retirement plan custodial fees; and
  Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund:While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional diversified fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security's fair value.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

Annual Report May 31, 2016	39

Notes To Financial Statements (continued)

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund's share classes. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Share Valuation Inputs as of May 31, 2016
Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Income Fund
Common Stocks¹	$1,236,978,289¹	$-	$-	$1,236,978,289
Total Assets	$1,236,978,289	$-	$-	$1,236,978,289

Growth Fund
Common Stocks¹	$1,710,378,698¹	$-	$-	$1,710,378,698
Total Assets	$1,710,378,698	$-	$-	$1,710,378,698

Developing World Fund
Common Stocks
Communications	$1,957,190	$456,447	$-	$2,413,637
Consumer Discretionary	1,703,340	2,083,781	-	3,787,121
Consumer Staples	2,247,467	1,643,128	-	3,890,595
Energy	394,152	366,413	-	760,565
Financials	-	1,340,533	-	1,340,533
Health Care	565,920	4,038,873	-	4,604,793
Industrials	605,150	1,210,120	-	1,815,270
Technology	1,347,120	-	-	1,347,120
Utilities	133,200	1,929,028	-	2,062,228
Total Common Stocks	8,953,539	13,068,323	-	22,021,862

Warrants¹	-	6,394¹	-	6,394

Total Assets	$8,953,539	$13,074,717	$-	$22,028,256

Participation Fund
Corporate Sukuk¹	$-	$10,853,570¹	$-	$10,853,570
Government Sukuk¹	-	$4,367,535¹	-	$4,367,535
Total Assets	$-	$15,221,105	$-	$15,221,105
¹ See the Schedule of Investments for additional details.
40	Annual Report May 31, 2016

Notes To Financial Statements (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 40 is a summary of the inputs used as of May 31, 2016, in valuing the Funds' investments carried at fair value.

Derivative instruments and hedging activities:

The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During a previous fiscal period, the Funds held positions in rights offerings as a result of actions taken by the board of directors of the underlying companies. Rights offerings are issued to existing shareowners of companies and allow shareowners to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date. As a result of exercising certain rights offerings, the Funds received warrants. Holders of warrants have the right to purchase additional securities directly from the issuer at a set exercise price, prior to a stated expiration date.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of May 31, 2016 by risk category are as follows:

Developing World Fund
Statement of Assets and Liabilities Location	Derivatives not designated as hedging instruments	Asset Derivatives
Investments in securities, at value	Warrants	$6,394
	Total	$6,394

Statement of Operations Effects

Developing World Fund
Derivatives not designated as hedging instruments	Realized Gain (Loss)	Unrealized Loss
Warrants	$-	$(6,859)
Total	$-	$(6,859)

The average monthly notional amount of warrants during the fiscal period ended May 31, 2016 was $120,863.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 — 2015) or expected to be taken in the Funds' 2016 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund
Undistributed net income (loss)	$294	$-	$(31,546)	$234
Accumulated gains (losses)	$(294)	$-	$31,546	$-
Paid-in capital	$-	$-	$-	$(234)

Distributions to shareowners:

For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana growth Fund, and Amana Developing World Fund, dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made

Annual Report May 31, 2016	41

Notes To Financial Statements (continued)

at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:

Dividend income is recognized on the ex-dividend date, and sukuk income, if any, is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

Recent Accounting Pronouncement:

In May 2015, the FASB issued ASU No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)." The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

Note 3 – Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. For such services, the Income, Growth, and Developing World Fund each pay an advisory fee of 0.95% on the first $500 million of a fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. The Participation Fund pays an advisory and administration fee of 0.50% of the Fund's average daily net assets. For the fiscal year ended May 31, 2016, the Funds paid the following advisory fees to Saturna Capital:

Advisory Fees
Income Fund	$11,412,734
Growth Fund	14,820,304
Developing World Fund	242,298
Participation Fund	$42,658

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust for which each class of a Fund pays $0.25 per active account per month for each fund other than the Participation Fund. For the fiscal year ended May 31, 2016, the Funds paid the following transfer agent fees to Saturna Capital:

Transfer agent fees
Income Fund Investor Shares (AMANX)	$35,313
Income Fund Institutional Shares (AMINX)	967
Growth Fund Investor Shares (AMAGX)	57,062
Growth Fund Institutional Shares (AMIGX)	1,068
Developing World Fund Investor Shares (AMDWX)	5,183
Developing World Fund Institutional Shares (AMIDX)	165
Participation Fund Investor Shares (AMAPX)	n/a
Participation Fund Institutional Shares (AMIPX)	n/a

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended May 31, 2016, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) Fees
Income Fund Investor Shares (AMANX)	$2,732,420
Income Fund Institutional Shares (AMINX)	n/a
Growth Fund Investor Shares (AMAGX)	3,732,267
Growth Fund Institutional Shares (AMIGX)	n/a
Developing World Fund Investor Shares (AMDWX)	44,753
Developing World Fund Institutional Shares (AMIDX)	n/a
Participation Fund Investor Shares (AMAPX)	$2,074
Participation Fund Institutional Shares (AMIPX)	n/a

For the fiscal year ended May 31, 2016, Saturna Capital spent $3,390,200 from additional resources of its own, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

42	Annual Report May 31, 2016

Notes To Financial Statements (continued)

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended May 31, 2016, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees
Income Fund Investor Shares (AMANX)	$44,700
Income Fund Institutional Shares (AMINX)	1,740
Growth Fund Investor Shares (AMAGX)	52,879
Growth Fund Institutional Shares (AMIGX)	1,770
Developing World Fund Investor Shares (AMDWX)	8,348
Developing World Fund Institutional Shares (AMIDX)	662
Participation Fund Investor Shares (AMAPX)	122
Participation Fund Institutional Shares (AMIPX)	$43

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal year ended May 31, 2016, the Trust incurred trustee compensation expenses of $59,250, which is included in $86,716 of total expenses for the independent Trustees.

	Trustee Fees	Other Trustee Expenses
Income Fund	$24,446	$12,916
Growth Fund	34,283	14,271
Developing World Fund	470	233
Participation Fund	$51	$46

May 31, 2016, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates ' ownership
Income Fund Investor Shares (AMANX)	0.05%
Income Fund Institutional Shares (AMINX)	1.93%
Growth Fund Investor Shares (AMAGX)	0.04%
Growth Fund Institutional Shares (AMIGX)	1.20%
Developing World Fund Investor Shares (AMDWX)	1.62%
Developing World Fund Institutional Shares (AMIDX)	32.21%
Participation Fund Investor Shares (AMAPX)	1.71%
Participation Fund Institutional Shares (AMIPX)	26.33%

Note 4 – Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal year ended May 31, 2016 and the year ended May 31, 2015, were as follows:

Income Fund	May 31, 2016	May 31, 2015
Ordinary income	$19,302,774	$20,249,148
Long-term capital gain¹	64,942,500	13,720,162

Growth Fund	May 31, 2016	May 31, 2015
Ordinary income²	$9,600,001	$7,416,029
Long-term capital gain¹	116,178,205	119,758,801

Developing World Fund	May 31, 2016	May 31, 2015
Ordinary income²	$150,000	$70,623

Participation Fund	May 31, 2016	May 31, 2015
Ordinary income	$88,817	n/a

¹ Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

² By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

Note 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2016, were as follows:

	Income Fund	Growth Fund
Cost of investments	$594,140,551	$711,151,100
Gross unrealized appreciation	645,939,604	1,003,814,927
Gross unrealized depreciation	(3,101,866)	(4,587,329)
Net unrealized appreciation	$642,837,738	$999,227,598

	Developing World Fund	Participation Fund
Cost of investments	$19,531,540	$15,138,502
Gross unrealized appreciation	4,053,816	129,377
Gross unrealized depreciation	(1,557,100)	(46,774)
Net unrealized appreciation	$2,496,716	$82,603

Annual Report May 31, 2016	43

Notes To Financial Statements (continued)

As of May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$70,342
Accumulated capital gains	25,173,822
Tax accumulated earnings	25,244,164
Unrealized appreciation	642,837,738
Total accumulated earnings	668,081,902

Growth Fund
Undistributed ordinary income	$5,133,114
Accumulated capital gains	53,073,129
Tax accumulated earnings	58,206,243
Unrealized appreciation	999,227,598
Total accumulated earnings	1,057,433,841
Developing World Fund
Undistributed ordinary income	$60,427
Tax accumulated earnings	60,427
Accumulated capital and other losses	(5,836,757)
Unrealized appreciation	2,496,716
Other unrealized losses	(277)
Total accumulated losses	(3,279,891)
Participation Fund
Unrealized appreciation	$82,603
Total accumulated earnings	$82,603

At May 31, 2016, the Funds had the following capital loss carryforwards, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund
Capital loss carryforwards expiring 2019	$-	$-	$19,458	$-
Short-term loss carryforwards unlimited expiration	-	-	977,726	-
Long-term loss carryforwards unlimited expiration	-	-	3,095,437	-
Total capital loss carryforwards	-	-	4,092,621	-
Post-October loss deferral¹	-	-	1,721,299	-
Late year loss deferral²	-	-	22,837	-

¹ Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

² Net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

Note 6 – Investments

During the fiscal year ended May 31, 2016, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$-	$213,627,789
Growth Fund	-	264,463,848
Developing World Fund	7,111,352	7,012,070
Participation Fund	15,166,425	-

Note 7 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. For the fiscal year ended May 31, 2016, such reductions were as follows:

Custodian Fee Credits
Income Fund	$65,338
Growth Fund	89,949
Developing World Fund	14,165
Participation Fund	327

Note 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

44	Annual Report May 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund, Amana Growth Fund, Amana Developing World Fund, and Amana Participation Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2016, with respect to Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and with respect to the Amana Participation Fund, the related statement of operations, statement of changes in net assets, and the financial highlights for the period September 28, 2015 (commencement of operations) to May 31, 2016. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund, Amana Growth Fund, Amana Developing World Fund, and Amana Participation Fund as of May 31, 2016, and the results of their operations, the change in their net assets, and their financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 29, 2016

Signature Omitted
Tait, Weller & Baker LLP

Annual Report May 31, 2016	45

Expenses

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees, with the exception of the Amana Participation Fund, which charges 2% on shares redeemed within 182 days of purchase. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2015]	Ending Account Value [May 31, 2016]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Investor Shares (AMANX), Actual	$1,000.00	$1,032.40	$5.85	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.82	1.15%
Institutional Shares (AMINX), Actual	$1,000.00	$1,033.90	$4.56	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.53	0.90%

Growth Fund
Investor Shares (AMAGX), Actual	$1,000.00	$1,025.70	$5.57	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Institutional Shares (AMIGX), Actual	$1,000.00	$1,027.10	$4.36	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34	0.86%

Developing World Fund
Investor Shares (AMDWX), Actual	$1,000.00	$1,045.90	$7.44	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.73	$7.33	1.45%
Institutional Shares (AMIDX), Actual	$1,000.00	$1,047.80	$5.84	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76	1.14%

Participation Fund
Investor Shares (AMAPX), Actual	$1,000.00	$1,015.20	$5.66	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.38	$5.67	1.12%
Institutional Shares (AMIPX), Actual	$1,000.00	$1,047.80	$3.83	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$3.84	0.76%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2015, through May 31, 2016), multiplied by the average account value over the period, multiplied by 183/365 to reflect the semi-annual period.

46	Annual Report May 31, 2016

Trustees and Officers

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
(photo omitted)	M. Yaqub Mirza, PhD (69) 1300 N. State Street Bellingham, WA 98225

Chairman (since 2014);

Independent Trustee (since 2009);

Vice Chairman (2009 to 2014);

Independent Trustee (1987 to 2003);

Chairman (2000 to 2003);

Executive Committee (Chairman);

Audit and Compliance Committee;

Four

			CEO, Sterling Management Group, Inc. (financial services)	None
(photo omitted)	Iqbal J. Unus, PhD (72) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 1989); Governance, Compensation and Nominations Committee (Chairman); Four	Adviser, The Fairfax Institute at the International Institute of Islamic Thought	None
(photo omitted)	Miles K. Davis, PhD (56) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2008); Executive Committee; Audit and Compliance Committee; Four

Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business,
Shenandoah University;

Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University

None
(photo omitted)	Ronald H. Fielding MA, MBA, CFA (67) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2012); Audit and Compliance Committee (Chairman, Financial Expert); Thirteen	Director, ICI Mutual Insurance Company	Saturna Investment Trust
INTERESTED TRUSTEE
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (70) 1300 N. State Street Bellingham, WA 98225	President, Trustee¹ (since 1989); Executive Committee; Governance, Compensation and Nominations Committee; Thirteen	Chairman, Saturna Capital Corporation (the Trust's investment adviser); Chairman, Saturna Trust Company Former Director, Saturna Brokerage Services	Saturna Investment Trust

Annual Report May 31, 2016	47

Trustees and Officers (continued)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
OFFICERS WHO ARE NOT TRUSTEES
(photo omitted)	Jane Carten MBA (41) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2012); N/A	President, Chief Executive Officer, and Director, Saturna Capital Corporation; President and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Christopher R. Fankhauser (44) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Thomas R. Phillips (56) 1300 N. State Street Bellingham, WA 98225	Secretary¹ (since 2015); N/A	Director and Chief Legal Officer, Saturna Capital Corporation; Chief Legal Officer, Saturna Trust Company Former Partner and Deputy General Counsel, Lord Abbett & Co. LLC	N/A
(photo omitted)	Michael E. Lewis (54) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds.	N/A
(photo omitted)	Jacob A. Stewart(35) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services; Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, retirement, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 1-800-728-8762, includes additional information about Trustees.

On May 31, 2016, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.05%
Income Fund Institutional Shares (AMINX)	1.93%
Growth Fund Investor Shares (AMAGX)	0.04%
Growth Fund Institutional Shares (AMIGX)	1.20%
Developing World Fund Investor Shares (AMDWX)	1.62%
Developing World Fund Institutional Shares (AMIDX)	32.21%
Participation Fund Investor Shares (AMAPX)	1.71%
Participation Fund Institutional Shares (AMIPX)	26.33%

During the year ended May 31, 2016, the Independent Trustees were each paid by the Trust: (1) $8,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2016, all Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Income and Growth Fund portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month the Amana Income or Growth Fund portfolios earn a 4 or 5 star rating from Morningstar (see pages 2). The officers are paid by Saturna Capital and not the Trust. As of May 31, 2016, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) over $10 million.

¹ Holds the same position with Saturna Investment Trust.

48	Annual Report May 31, 2016

Amana Developing World Fund: Discussion of Fund Performance

Continued from page 24.

sledding for several years, but in the wake of the Brexit vote and minimal clarity on the future shape of the European Union or the United Kingdom, emerging markets, especially those demonstrating solid finances, capable management, and an opportunity to spur internal consumption, could be an interesting asset class going forward. Valuations have certainly moved in their favor over the past half-decade. The Shiller CAPE, or Cyclically Adjusted Price Earnings, ratio for the United States stands at 26x, compared to 10x for emerging markets. It appears clear that the UK's decision to separate from the EU has delayed anticipated rate hikes that were, in any event, looking less likely. Even further, we may see central banks embark on another round of quantitative easing, an environment beneficial to emerging markets asset returns.

Annual Report May 31, 2016	49

Availability of Quarterly Portfolio Information

(1) The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

50	Annual Report May 31, 2016

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report May 31, 2016	51

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

(logo omitted)
Saturna Capital
1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
Custodian	Bank of New York Mellon Brooklyn, NY
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

2. Code of Ethics

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/code_of_ethics.shtml

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

4. Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2016, and 2015, the aggregate audit fees billed for professional services rendered by the principal accountant were $88,000 and $67,500, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2016, and 2015.

(c) Tax Fees
For the fiscal years ending May 31, 2016, and 2015, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $14,400 and $11,100 respectively.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2016, and 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

  Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended May 31, 2016, and 2015 were:

	Fiscal Year Ended
	May 2016	May 2015
All other fees:	$14,400	$11,100

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended May 31, 2016, and 2015 were:

Fiscal Year Ended
	May 2016	May 2015
All other fees:	None	None

(h) Registrant's Audit Committee
The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

5. Audit Committee of Listed Registrants

Not applicable.

6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 21, 2016, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

July 29, 2016
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

July 29, 2016
Date

By:

Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

July 29, 2016
Date

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